      As filed with the Securities and Exchange Commission on July 14, 1997
                        Registration No. 33-_____________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             ADFlex Solutions, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                               04-3186513
(State of other jurisdiction of               (I.R.S. Employer
 incorporation or organization)            Identification number)

      2001 West Chandler Boulevard
           Chandler, Arizona                         85224
(Address of Principal Executive Offices)           (Zip Code)
                            -------------------------

                             ADFLEX SOLUTIONS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)
                           --------------------------

                              ROLANDO C. ESTEVERENA
                      President and Chief Executive Officer
                             ADFlex Solutions, Inc.
                          2001 West Chandler Boulevard
                             Chandler, Arizona 85224
                     (Name and address of agent for service)

                                 (602) 963-4584
          (Telephone number, including area code, of agent for service)
                            ------------------------

Approximate date of commencement of proposed sales pursuant to the Plan: From time to time after this Registration Statement becomes effective.

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
                                                Proposed                Proposed
Title of                                        Maximum                 Maximum
Securities              Amount                  Offering                Aggregate            Amount of
 to be                  to be                   Price                   Offering             Registration
Registered              Registered              per Share(1)            Price                Fee(1)
-----------------------------------------------------------------------------------------------------------
Common Stock,           300,000                 $15.75                  $4,725,000           $1,431.68
$.01 par value
-----------------------------------------------------------------------------------------------------------

(1) Computed pursuant to Rule 457(c) for the purpose of calculation of the registration fee on the basis of the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on July 7, 1997.

PART I.     INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      The document(s) containing the information specified in Items 1 and 2 of
Part I of Form S- 8 will be sent or given to employees as specified in Rule 428(b)(1) and, in accordance with the instructions to Part I, are not filed with the Commission as part of this Registration Statement.

PART II.    INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      Pursuant to General Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 (No. 33-88866) are incorporated herein by reference.


ITEM 8.     EXHIBITS

Exhibit
Number
------
4.1         Restated Certificate of Incorporation(1)

4.2         Bylaws(2)

4.3         ADFlex Solutions, Inc. Employee Stock Purchase Plan(3)

4.4         Amendment to ADFlex Solutions, Inc. 1994 Employee Stock Option Purchase Plan

5.1         Opinion of Fennemore Craig, P.C.

24.1        Consent of Ernst & Young LLP

24.2        Consent of Fennemore Craig, P.C. (included in Exhibit 5.1)

25.1        Power of Attorney (see page 2 of this Registration Statement)

----------------------

(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-80324) filed with the Commission June 16, 1994.

(2) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-80324) filed with the Commission June 16, 1994.

(3) Incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-80324) filed with the Commission June 16, 1994.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chandler, State of Arizona on July 14, 1997.

                                                ADFLEX SOLUTIONS, INC.



                                                By:/s/ Rolando C. Esteverena
                                                   ----------------------------
                                                      Rolando C. Esteverena
                                                      President, Chief
                                                      Executive Officer and
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on this Form S-8 Registration Statement hereby constitutes and appoints Rolando
C. Esteverena, R. Charles Furniss and Margaret M. Sleeper, or any of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any or all amendments (including post-effective amendments thereto) to this Form S-8 Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                       TITLE                         DATE
/s/ Rolando C. Esteverena                       President and Chief           July 14, 1997
---------------------------------               Executive Officer,
Rolando C. Esteverena                           Director (Principal
                                                Executive Officer)


/s/ Donald E. Frederick                         Vice President, and           July 14, 1997
---------------------------------               Chief  Financial Officer
Donald E. Frederick                             (Principal Financial
                                                Officer and Principal
                                                Accounting Officer)


/s/ Steve Sanghi                                Director                      July 14, 1997
---------------------------------
Steve Sanghi


/s/ Richard Clark                               Director                      July 14, 1997
---------------------------------
Richard Clark


/s/ William Kennedy Wilkie                      Director                      July 14, 1997
---------------------------------
William Kennedy Wilkie


/s/ Wade Meyercord                              Director                      July 14, 1997
---------------------------------
Wade Meyercord

                               INDEX TO EXHIBITS



Exhibit
Number                      Exhibit
------                      -------
4.4                     Amendment to ADFlex Solutions, Inc
                        1994 Employee Stock Purchase Plan

5.1                     Opinion of Fennemore Craig, P.C.

24.1                    Consent of Ernst & Young LLP

24.2                    Consent of Fennemore Craig P.C.
                        (included in Exhibit 5.1)